Rule 497(k)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF
FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2021

The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”) has approved a transaction to combine the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”), an actively managed exchange-traded fund that seeks to provide capital appreciation, with First Trust RiverFront Dynamic Developed International ETF (“RFDI”), an actively-managed exchange-traded fund that seeks to provide capital appreciation. Pursuant to this transaction, RFAP shareholders will become shareholders of RFDI.

Shares of RFAP will be exchanged, on what is expected to be a tax-free basis for federal income tax purposes, for shares of RFDI with an equal aggregate net asset value, and RFAP shareholders will become shareholders of RFDI.

Information regarding the transaction will be mailed before the consummation of the transaction to holders of RFAP’s shares as of a date no later than 20 days prior to the effective date of the reorganization.

The Funds will continue sales and redemptions of shares as described in the Funds’ prospectuses.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE